UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-23c-3

Notification of Repurchase Offer

Pursuant to Rule 23c-3 [17 CFR 270.23c-3]

1.	Investment Company Act File Number

811-21611

2.	Exact name of investment company as specified in registration statement:

S&P 500® GEAREDSM Fund Inc.

3.	Address of principal executive office: (number, street, city, state, zip code)

4.	World Financial Center, 5th floor, New York, NY 10080

4.	Check one of the following:

A.	[X] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.	[ ] The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.	[ ] The notification pertains to periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/S/ MITCHELL M. COX
Mitchell M. Cox President

NOTIFICATION OF THE

ANNUAL REPURCHASE OFFER

September 16, 2005

Dear S&P 500® GEAREDSM Fund Stockholder:

Notice is hereby given to stockholders of S&P 500® GEAREDSM Fund Inc. (the “Fund”) of the Fund’s first Annual Repurchase Offer (the “Repurchase Offer”). This notice is to inform you about the Fund’s Repurchase Offer and also includes information regarding the Fund’s next Annual Maximum Index Participation and Annual Return Cap.

Repurchase Offer

The Fund is structured as an interval fund which permits it to offer its stockholders the opportunity to tender shares for repurchase by the Fund once annually. The Fund may conduct annual repurchases for between 5% and 25% of the Fund’s outstanding shares, subject to the approval of the Fund’s Board of Directors. On July 26, 2005, the Board of Directors considered and approved this Repurchase Offer for the Fund. The Fund is making this offer to repurchase 25% of its outstanding shares pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “1940 Act”).

The offer to repurchase is for cash at a price equal to the Fund’s net asset value as of the close of regular trading on the New York Stock Exchange on November 2, 2005, the Repurchase Pricing Date, upon the terms and conditions set forth in the Repurchase Offer Statement.

This repurchase offer applies to all stockholders of the Fund. This repurchase offer period will begin on September 16, 2005 and will end on October 19, 2005. If you are not interested in selling your shares at this time, no action is necessary.

All repurchase requests must be made through your broker or financial adviser, or in the case of registered stockholders through the Bank of New York (the “Depositary Agent”), which has entered into a Depositary Agent Agreement with the Fund to provide certain services to facilitate the processing of transactions related to the Repurchase Offer. Should you wish to sell any of your shares during this repurchase offer period, please contact your broker or financial adviser, or in the case of registered stockholders the Depositary Agent, to participate in this repurchase offer no later than October 19, 2005, the Repurchase Offer Request Deadline.

The net asset value of the shares may fluctuate between the October 19, 2005 Repurchase Offer Request Deadline and the November 2, 2005 Repurchase Pricing Date. In addition, you will be charged a repurchase fee by the Fund and may be charged a transaction fee for this service by your broker or financial adviser.

The Fund has established a record date of August 26, 2005 solely for the purpose of identifying stockholders eligible to receive Repurchase Offer materials. Stockholders who choose to participate in the Repurchase Offer can expect payment for the shares repurchased to be made on or before November 9, 2005.

All repurchase requests must be received in good order by your broker or financial adviser, or in the case of registered stockholders, by the Depositary Agent, on or before 4:00 p.m., Eastern Time, October 19, 2005. If you have no need or desire to sell shares, simply disregard this notice. We will contact you again next year to notify you of the next repurchase privilege.

None of the Fund, the Investment Adviser, the Subadviser or the Board of Directors of the Fund is making any recommendation whether to tender or refrain from tendering shares in the Repurchase Offer. If you have any questions, please refer to the attached Repurchase Offer Statement, which contains additional important information about the Repurchase Offer, or contact your broker or financial adviser.

Maximum Index Participation and Annual Return Cap

The Fund’s investment objective is to provide total returns, exclusive of fees and expenses of the Fund, linked to the annual performance of the S&P 500® Composite Stock Index (the “Index”). Where the Index has negative returns for an annual period (approximately one year), the Fund seeks to provide annual price returns that track the performance of the Index on a one-for-one basis over the annual period. Where the performance of the Index is positive for an annual period, the Fund seeks to deliver a “geared” return equal to approximately three times the annual price returns of the Index up to a maximum index participation level (the “Maximum Index Participation”). The Fund will not participate in any Index returns in excess of the Maximum Index Participation, and as a result the Fund’s performance over an annual period will be subject to a maximum annual return cap (the “Annual Return Cap”).

Based on indicative contract terms available at this time, the Fund currently anticipates that the Maximum Index Participation for the next period will be approximately between 3% and 4% and accordingly, that its Annual Return Cap for the next period will equal three (3) times this amount, or 9% to 12%. These figures are approximate estimates and are subject to change. The actual Maximum Index Participation will be disclosed through a press release as soon as contract prices are set.

In instances where the return of the Index exceeds the Annual Return Cap, the Fund will under-perform the index. In future years, the Annual Return Cap could be higher or lower, and can possibly be less than 1%. There can be no assurance that the Fund will achieve its investment objective or be able to structure its investments as anticipated. The Fund is not intended as a complete investment program.

Sincerely,

Donald C. Burke

Secretary

S&P 500® GEAREDSM Fund Inc.

S&P 500® GEAREDSM FUND INC.

REPURCHASE OFFER STATEMENT

September 16, 2005

This repurchase offer of the S&P 500® GEAREDSM Fund Inc. (“the Fund”) and acceptance of the repurchase offer by tender of shares of the Fund are made upon the terms and conditions set forth in this Repurchase Offer Statement and the Fund’s currently effective registration statement.

1. THE OFFER. The Fund is offering to repurchase for cash up to twenty-five percent (25%) of its issued and outstanding shares of beneficial interest (“Shares”) as of October 19, 2005 (see below, “Repurchase Offer Request Deadline”) at a price equal to the net asset value (“NAV”) of the Shares as of the close of the New York Stock Exchange on November 2, 2005 (“Repurchase Pricing Date”) upon the terms and conditions set forth herein, and in accordance with the Fund’s currently effective registration statement, which terms constitute the “Repurchase Offer.” The Repurchase Offer is not conditioned upon the tender for repurchase of any minimum number of Shares.

2. NET ASSET VALUE. The NAV of the Fund on September 9, 2005 was $21.16 per share. The market price on September 9, 2005 was $20.05 per share. You must decide whether to tender Shares prior to the Repurchase Offer Request Deadline, but the NAV at which the Fund will repurchase the Shares will not be calculated until the Repurchase Pricing Date. The NAV can fluctuate, and the NAV on the Repurchase Pricing Date could be lower or higher than the NAV on the date you submitted your repurchase request. For the Fund’s most current NAV per share, please call your broker or financial adviser, or in the case of registered stockholders, please call the Bank of New York (the “Depositary Agent”), which has entered into a Depositary Agent Agreement with the Fund to provide certain services to facilitate the processing of transactions related to the Repurchase Offer. You may also contact IQ Investment Advisors LLC, the Fund’s Investment Adviser (the “Adviser”) for the Fund’s most current NAV and market price per share at (877) 449-4742.

3. REPURCHASE FEE. The Shares tendered pursuant to the Repurchase Offer will be subject to a repurchase fee (the “Repurchase Fee”) equal to .1% of the NAV per share, which will be deducted from the repurchase price. The fee is to be retained by the Fund to compensate the Fund for expenses directly related to the Repurchase Offer.

4. REPURCHASE OFFER REQUEST DEADLINE. All repurchase requests MUST be received in proper form by your broker or financial adviser, or in the case of registered stockholders by the Depositary Agent, on or before 4:00 p.m., Eastern Time, on October 19, 2005. You should be sure to advise your broker or financial adviser, or in the case of registered stockholders the Depositary Agent, of your intentions in a timely manner. Your broker or financial adviser, or in the case of registered shareholders the Depositary Agent, will tender your Shares to the Fund on your behalf. The Repurchase Offer Request Deadline will be strictly observed. If you fail to submit your repurchase request in good order to your broker or financial adviser, or in the case of registered stockholders the Depositary Agent, by the Repurchase Offer Request Deadline or your broker or financial adviser, or in the case of registered stockholders the Depositary Agent, fails to submit your request to the Fund by the deadline indicated by the Fund, the Fund will not repurchase your Shares until a subsequent repurchase offer, at which time you will have to resubmit your request for that offer. You may withdraw or change your repurchase request at any point before the Repurchase Offer Request Deadline.

5. REPURCHASE PRICING DATE. The NAV per share for the Repurchase Offer will be determined on November 2, 2005, which is fourteen days following the Repurchase Offer Request Deadline. Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “1940 Act”) the Fund may use a Repurchase Pricing Date earlier than November 2, 2005 if, on or immediately following the Repurchase Offer Request Deadline, it appears that the use of an earlier Repurchase Pricing Date is not likely to result in significant dilution of the NAV of either Shares that are tendered in the Repurchase Offer or Shares that are not so tendered.

6. FLUCTUATION IN NET ASSET VALUE BETWEEN THE REPURCHASE OFFER REQUEST DEADLINE AND THE REPURCHASE PRICING DATE: Stockholders must decide whether to tender their

Shares prior to the Repurchase Offer Request Deadline, but the NAV at which the Fund will repurchase Shares will not be calculated until the Repurchase Pricing Date. The NAV of the Shares may fluctuate between the Repurchase Offer Request Deadline and the Repurchase Pricing Date, and there can be no assurance that the NAV of the Shares on the Repurchase Pricing Date will be as high as the NAV of the Shares on the Repurchase Offer Request Deadline.

7. PAYMENT FOR SHARES REPURCHASED. Payment for all Shares repurchased pursuant to this Repurchase Offer will be made not later than seven days after the Repurchase Pricing Date. The Fund expressly reserves the right, in its sole discretion, to delay payment for Shares in order to comply in whole or in part with any applicable law.

8. INCREASE IN NUMBER OF SHARES REPURCHASED. If the number of Shares properly tendered and not withdrawn prior to the Repurchase Offer Request Deadline is less than or equal to the Repurchase Offer Amount, the Fund will, upon the terms and conditions of the Repurchase Offer, purchase all Shares so tendered. If stockholders tender for repurchase more Shares than the Fund is offering to repurchase (“Repurchase Offer Amount”), the Fund may (but is not obligated to) increase the number of Shares that the Fund is offering to repurchase by up to two percent (2%) of the Shares outstanding on the Repurchase Offer Request Deadline.

9. PRO-RATA REPURCHASE. If the number of Shares tendered exceeds the number of shares that the Fund is offering to repurchase (including any increase over the original amount, if the Fund has elected to increase that amount as described above), the Fund will repurchase the Shares on a pro rata basis. If pro ration is necessary, the Fund will send a notice of pro ration to your broker or financial adviser two to three business days after the Repurchase Offer Request Deadline. The number of Shares each stockholder asked to have repurchased will be reduced by the same percentage. If any Shares that you wish to have repurchased by the Fund are not repurchased because of pro ration, you will have to wait until the next repurchase offer to submit your shares for repurchase by the Fund. Any subsequent repurchase request made in future annual periods will not be given any priority over other stockholders’ requests. Thus, there is a risk that the Fund may not purchase all of the Shares you wish to sell in a given annual period or in any subsequent annual period. In anticipation of the possibility of pro ration, some stockholders may tender more Shares than they wish to have repurchased in a particular annual period, thereby increasing the likelihood of pro ration. There is no assurance that you will be able to sell as many of your Shares as you desire to sell.

10. WITHDRAWAL OF SHARES TO BE REPURCHASED. Repurchase requests submitted pursuant to the Repurchase Offer may be modified or withdrawn at any time prior to the Repurchase Offer Request Deadline by submitting to your broker or financial adviser, or in the case of a registered stockholder the Depositary Agent, notice. In the event you decide to modify or withdraw your tender, you should provide your broker or financial adviser, or in the case of a registered stockholder the Depositary Agent, with sufficient notice prior to the Repurchase Offer Request Deadline.

11. SUSPENSION OR POSTPONEMENT OF REPURCHASE OFFER. The Fund may suspend or postpone this Repurchase Offer in limited circumstances and only by a vote of a majority of the Board of Directors, including a majority of the Directors who are not “interested persons,” as that term is defined in the 1940 Act. The limited circumstances include the following: (a) if the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”); (b) if the repurchase would cause the stock that is the subject of the offer that is listed on a national securities exchange to be not listed on any national securities exchange; (c) for any period during which the New York Stock Exchange or any market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (d) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (e) for such other periods as the Securities and Exchange Commission may by order permit for the protection of stockholders of the Fund. You will be notified if the Fund suspends or postpones the Repurchase Offer.

12. TAX CONSEQUENCES. Stockholders should consult their tax advisers regarding the specific tax consequences, including state and local tax consequences, of participating in the Repurchase Offer and should review the tax information in the Fund’s prospectus. In general, a tender of Shares pursuant to the Repurchase Offer will be treated as a taxable sale or exchange of the Shares if the tender (i) completely terminates the stockholder’s interest in the Fund; (ii) reduces the stockholder’s proportionate interest in the Fund by at least 20% after all Shares are tendered; or (iii) is treated as a distribution that is “not essentially equivalent to a dividend” under the Code.

The Fund intends to take the position that tendering stockholders will qualify for sale or exchange treatment. If the transaction is treated as a sale or exchange for U.S. federal income tax purposes, any gain or loss recognized will be treated as a capital gain or loss by stockholders who hold their Shares as a capital asset and as a long-term capital gain or loss if such Shares have been held for more than twelve months. If the tender by a stockholder does not qualify as a sale or an exchange for U.S. federal income tax purposes, the proceeds received will be treated as a dividend, return of capital or capital gain, depending on the Fund’s earnings and profits and the stockholder’s basis in the tendered Shares. If such dividend treatment occurs, there is a risk that non-tendering stockholders may be treated as having received a dividend distribution as a result of their proportionate increase in the ownership of Shares.

13. REQUESTS FOR REPURCHASE IN PROPER FORM. Stockholders having Shares registered in the name of a broker, dealer, commercial bank, trust company or other nominee may tender some or all of their Shares by contacting their broker or financial adviser at such firm and indicating that they desire to tender their Shares. All Repurchase Requests MUST be received in proper form by your broker or financial adviser on or before 4:00 p.m., Eastern Time, on October 19, 2005.

Registered stockholders may tender some or all of their Shares by delivering or mailing a Letter of Transmittal (together with certificates and other required documents) to the Depositary Agent at the appropriate address set forth at the end of this Repurchase Offer (and causing a confirmation of receipt of such delivery to be received by the Depositary). To tender Shares properly, the certificates for Shares, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by the Letter of Transmittal, must be received prior to the Repurchase Offer Request Deadline by the Depositary Agent. Letters of Transmittal and certificates representing tendered Shares should not be sent or delivered directly to the Fund.

All questions as to validity, form, eligibility (including time of receipt) and acceptance of tenders of Shares will be determined by the Fund, in its sole discretion, which determination shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of Shares determined not to be in appropriate form or to refuse to accept for payment, purchase or pay for any Shares if, in the opinion of the Fund’s counsel, accepting, purchasing or paying for such Shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Repurchase Offer or any defect in any tender of Shares whether generally or with respect to any particular Share(s) or stockholder(s). The Fund’s interpretations of the terms and conditions of the Offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of Shares must be cured within such times as the Fund shall determine. Tenders of Shares will not be deemed to have been made until the defects or irregularities have been cured or waived. Neither the Fund, its Investment Adviser, its Subadviser, or any other person is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

*  *  *

Neither the Fund, its Board of Directors, nor its Investment Adviser or Subadviser makes any recommendation to any stockholder as to whether to tender or refrain from tendering Shares. Each stockholder must make an independent decision whether to tender Shares and, if so, how many Shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether stockholders should tender Shares pursuant to this Repurchase Offer. No person has been authorized to give any information or to make any representations in connection with the Repurchase Offer other than those contained herein or in the Fund’s prospectus. If given or made, such recommendation and such information and representation must not be relied upon as having been authorized by the Fund.

For the Fund’s most recent NAV or market price per Share and other information, or for a copy of the Fund’s prospectus, contact your broker or financial adviser or call the S&P 500® GEAREDSM Fund Inc. at (877) 449-4742.

Date: September 16, 2005

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DEPOSITARY AGENT

By Mail: The Bank of New York Reorganization Services S&P 500® GEAREDSM Fund Inc. P.O. Box 11248 New York, NY 10286-1248	For Information Call: The Bank of New York (800) 507-9357	By Hand / Overnight Courier: The Bank of New York Reorganization Services 101 Barclay Street Receive and Deliver Window Street Level New York, NY 10286

EXHIBIT INDEX

Exhibit	Description
99	Letter of Transmittal